                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: November 10, 1994

                Date of Earliest Event Report: November 1, 1994

                           FERRELLGAS PARTNERS, L.P.
                               FERRELLGAS, L.P.
                          FERRELLGAS FINANCIAL CORP.
- - -------------------------------------------------------------------------------
          (Exact name of registrants as specified in their charters)

                                   DELAWARE
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        (State or other jurisdictions of incorporation or organization)

         1-11331                                       43-1675728
        33-53379                                       43-1676206
        33-53379                                       43-1677595
- - -------------------------                  ------------------------------------
(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)

                  One Liberty Plaza, Liberty, Missouri 64068
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         (Address of principal executive offices, including zip code)

                                (816) 792-1600
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             (Registrants' telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

     The consolidated financial statements of Vision Energy Resources, Inc. as of December 31, 1993 and for the fiscal year ended December 31, 1993 (audited), together with the report of Coopers & Lybrand LLP with respect thereto, and as of July 31, 1994 and for the seven month period ended July 31, 1994 (unaudited), are filed as Exhibit 99.2 to this Current Report.

     (b) Pro forma financial information.

     The unaudited pro forma consolidated financial statements of Ferrellgas Partners, L.P. and Vision Energy Resources, Inc. as of July 31, 1994 and for the fiscal year ended July 31, 1994 are filed as Exhibit 99.3 to this Current Report.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FERRELLGAS PARTNERS, L.P.

                                             By: FERRELLGAS, INC.

                                             By  /s/ DANLEY K. SHELDON
                                                 -------------------------------
                                                 Danley K. Sheldon
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                             Date: December 1, 1994

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FERRELLGAS, L.P.

                                      BY: FERRELLGAS, INC.


                                      BY: /S/ DANLEY K. SHELDON
                                          ------------------------------------
                                          Danley K. Sheldon
                                          Senior Vice President
                                          Chief Financial Officer

                                      DATE: December 1, 1994

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FERRELLGAS FINANCE CORP.

                                      BY  /S/ DANLEY K. SHELDON
                                          ----------------------------------
                                          Danley K. Sheldon
                                          Senior Vice President and
                                          Chief Financial Officer

                                      DATE:  December 1, 1994

                                 EXHIBIT INDEX


                                                                     SEQUENTIAL
EXHIBIT NO.      DESCRIPTION OF EXHIBIT                              PAGE NO.*
- - -----------    --------------------------                            ----------

    99.2       Consolidated financial statements of Vision                7
               Energy Resources, Inc. as of December 31,
               1994 and for the fiscal year ended December
               31, 1993 (audited), together with the report of
               Coopers & Lybrand LLP with respect thereto,
               and as of July 31, 1994 and for the seven
               month period ended July 31, 1994 (unaudited)

    99.3       Pro forma consolidated financial statements of            19
               Ferrellgas Partners, L.P. and Vision Energy
               Resources, Inc. as of July 31, 1994 and for
               the fiscal year ended July 31, 1994
               (unaudited)



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*This information appears only in the manually signed original of this Current
 Report on Form 8-K.

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